SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): October 3, 2003

HearUSA, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-16453	22-2748248

(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification Number
Incorporation)

1250 Northpoint Parkway
West Palm Beach, Florida	33407

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:           (561) 478-8770

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release issued November 3, 2003 announcing the Company’s financial results for the quarterly period ended September 27, 2003.

Item 12. Results of Operations and Financial Condition

On November 3, 2003, HearUSA, Inc. (the “Company”) announced its financial results for the fiscal quarter ended September 27, 2003. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The attached press release contains a forward-looking statement relating to the company’s expectation that it will continue to demonstrate steady quarter-over-quarter progress. This forward-looking statement is subject to potential risks and uncertainties including market demand for the company’s products, the company’s ability to reduce operating costs, general economic conditions, actions by competitors, customers, and suppliers, the impact of competitive products and technologies, technological changes, and other risks described in the Company’s filings with the Securities and Exchange Commission, including the Company’s 2002 Form 10-K. Actual results may differ materially.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARUSA, INC. (Registrant)

Date: November 7, 2003	By:	/s/ Stephen J. Hansbrough
Name: Stephen J. Hansbrough Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release issued November 3, 2003.

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